                                                                                      EXHIBIT 10.10

HSBC

August 1, 2006

NovAtel Inc.
1120- 68th Avenue NE
Calgary, AB T2E 8S5

Attention: Werner Gartner, EVP and CFO

Dear Sir:

We refer to the facility letter dated September 24, 2001 and amended by letters June 17, 2002, September 16, 2003, February 13, 2004, August 4, 2004 and September 26, 2005, from HSBC Bank Canada (the “Bank”) to NovAtel Inc. (the “Borrower”), collectively called the Facility Letter. The Bank has now completed a review of the Loans as set out in the Facility Letter. Based on the information, representations and documents you have provided to the Bank, the Bank has agreed to renew the Loans on the terms and conditions set out in the Facility Letter subject to the following modifications:

1)	The Foreign Exchange Loan limit has been increased from CAD3,000,000 to CAD3,500,000.

Each of the terms and conditions of the Facility Letter, as amended by this extension letter, shall remain in full force and effect, and are hereby affirmed by the undersigned. In particular, the Loans shall continue to be repayable on demand by the Bank, at any time.

The Loans shall continue to be subject to periodic review to be conducted by the Bank in the Bank’s sole discretion, and the Bank shall be under no obligation to conduct any such review or to provide a renewal letter or extension letter or other notification of such review if such review is conducted.

Kindly acknowledge receipt and acceptance of this letter by dating and returning to the Bank not later than August 31, 2006, the enclosed copy of this letter executed by the parties indicated below, failing which this offer will automatically expire and shall be of no further force or effect.

Yours truly,

HSBC BANK CANADA

/s/ Cam Kolbuch Cam Kolbuch Account Manager Commercial Banking	/s/ Jeff Govett Jeff Govett Assistant Vice President Commercial Banking

HSBC BANK CANADA
407 - 8th Avenue S.W. Calgary, Alberta T2P 1E5
Tel: (403) 261-8910      Fax: (403) 693-8556

The undersigned hereby acknowledges and agrees to the terms and conditions of this Facility Letter this 28th day of August, 2006

THE BORROWER:
NovAtel Inc.

Per: /s/ Werner Gartner

Per: /s/Jonathan W. Ladd